Exhibit 10.1

LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement (hereinafter called "Agreement") is between CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. whose address is 140 N.E. 4th Avenue, Suite C, Delray Beach, Florida 33483 (hereinafter called "Debtor") and CD FINANCIAL, LLC, a Florida limited liability company (hereinafter called "Secured Party").

1.           Grant of Security Interest. Subject to the terms and conditions of the Note (as hereinafter defined) and this Agreement, Debtor, for consideration as defined herein, and to secure the full and prompt payment, observance and performance when due of all present and future obligations and indebtedness of Debtor to Secured Party, whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Agreement, and whether now or hereafter existing, or due or to become due, and whether such indebtedness from time to time is reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including without limitation, the following:

(a)          Any and all amounts owed by Debtor, under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Promissory Note of even date herewith, in the original principal sum of THREE MILLION AND NO/100THS DOLLARS ($3,000,000.00) (the "Note"), with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

(b)          All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys' fees and other legal expenses) by Secured Party pursuant to or in connection with the Note or any other agreements and documents in connection therewith plus applicable interest on such sums, expenses or costs; and

(c)          Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above.

hereby grants to Secured Party a security interest in the collateral described in Schedule 1, same being attached to this Agreement and made a part hereof (hereinafter collectively called the "Collateral").

2. Definitions. The following terms shall have the following meanings

"Accounts" means all Accounts as that term is defined in Article 9 of the UCC;

"Chattel Paper" means all Chattel Paper as that term is defined in Article 9 of the UCC;

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"Commercial Tort Claims" means all Commercial Tort Claims as that term is defined in Article 9 of the UCC;

"Consignments" means all Consignments as that term is define in Article 9 of the UCC;

"Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

"Copyrights" means (a) all copyrights of the United States or any other country; (b) all copyright registrations filed in the United States or in any other country; and (c) all proceeds thereof;

"Copyright License" means all agreements, whether written or oral, providing for the grant by the Debtor of any right to use any Copyright;

"Deposit Accounts" means all Deposit Accounts at that term is defined in Article 9 of the UCC; "Documents" means all Documents as that term is defined in Article 9 of the UCC; "Encumbrance(s)" means all Encumbrance(s) as that term is defined in Article 9 of the UCC; "Equipment" means all Equipment as that term is defined in Article 9 of the UCC;

"Fixtures" means all Fixtures as that term is defined in Article 9 of the UCC;

"General Intangibles" means all General Intangibles as that term is defined in Article 9 of the UCC;

"Goods" means all Goods as that term is defined in Article 9 of the UCC;

"Health-Care-Insurance Receivables" means all Health-Care-Insurance Receivables as that term is defined in Article 9 of the UCC;

"Instruments" means all Instruments as that term is defined in Article 9 of the UCC;

"Inventory" means all Inventory as that term is defined in Article 9 of the UCC;

"Investment Property" means all Investment Property as that term is defined in Article 9 of the UCC;

"Letters of Credit" means all Letters of Credit as that term is defined in the Article 5 of the UCC;

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"Letter-of-Credit Rights" means all Letter-of-Credit Rights as that term is defined in Article 9 of the UCC;

"Patents" means (a) all letters patent of the United States and all reissues and extensions thereof, (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in any schedule attached hereto and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Patents;

"Patent License" means all agreements, whether written or oral, providing for the grant by the Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in any schedule attached hereto;

"Payment Intangibles" means all Payment Intangibles as that term is defined in Article 9 of the UCC;

"Proceeds" means all Proceeds as that term is defined in Article 9 of the UCC;

"Promissory Note(s)" means as that term is defined in Article 9 of the UCC;

"Software" means all Software as that term is defined in Article 9 of the UCC;

"Supporting Obligations" means all Supporting Obligations as that term is defined in Article 9 of the UCC;

"Tangible Chattel Paper" means all Tangible Chattel Paper as that term is defined in Article 9 of the UCC;

"Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof or otherwise, including, without limitation, any thereof referred to in any schedule attached hereto; (b) all renewals thereof; and (c) all proceeds thereof, including the goodwill of the business connected with the use of and symbolized by the Trademarks;

"Trademark License" means any agreement, written or oral, providing for the grant by the Debtor of any right to use any Trademark.

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"UCC" means the Uniform Commercial Code as in effect from time-to-time in the State of

Florida and State of Nevada.

3.          Representations, Warranties and Covenants of Debtor. Debtor expressly represents, warrants and covenants as follows:

(a)          The address appearing with Debtor's signature below is the address of Debtor's principal office. If any part of the Collateral is not located at Debtor's principal office, it will be located at such other locations as Debtor, or any other entity affiliated with Debtor, may utilize in its business from time to time, and Debtor hereby covenants to notify Secured Party of any such additional location(s).

(b)          If Debtor does not keep the records concerning the Collateral and concerning accounts, general intangibles, mobile goods and contract rights at Debtor's principal office, same will be located at such other locations as Debtor, or any other entity affiliated with Debtor, may utilize in its business from time to time, and Debtor hereby covenants to notify Secured Party of any such additional location(s).

(c)          Debtor will give Secured Party sixty (60) days prior written notice of any change in (i) Debtor's principal office, the location of the Collateral or the location of the records described above, or (ii) the Ownership of Debtor's business, (iii) the principals responsible for the management of Debtor's business, (iv) Debtor's company structure or identity, or (v) Debtor's name or trade name, or prior to commencing to use an assumed name not set forth in this Agreement.

(d)           If any of the Collateral is to be or has been attached to real estate, the legal description of the real estate is attached to this Agreement as Schedule 2 and made a part hereof.

(e)          If Debtor does not have a record interest in the real estate described above, the record

Owner is indicated on the attached Schedule 2.

(f)          Without the prior written consent of Secured Party, Debtor will not move, sell, lease, permit any encumbrance on or otherwise dispose of the Collateral, other than its inventory in the ordinary course of its business. Debtor represents and warrants that Debtor is the owner of the Collateral, free and clear of all liens, charges, interests, and encumbrances, other than in favor of Secured Party, that no other person or other entity has any interest in the Collateral whatsoever, and that Debtor will defend same against all adverse claims and demands.

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(g)          Debtor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be acceptable to Secured Party, and the Secured Party hereby acknowledges that the current levels of insurance maintained by Debtor are acceptable for the first year of the Loan, with loss payable and additional insured clauses in favor of Secured Party as are satisfactory to Secured Party. Debtor will deposit such insurance policies with Secured Party. Debtor hereby assigns to Secured Party and grants to Secured Party a security interest in any return of unearned premium due upon cancellation of any such insurance and directs the insurer thereunder to pay to Secured Party all amounts so due. All amounts received by Secured Party in payment of insurance losses or return of unearned premium may, at Secured Party's option, be applied to the indebtedness by Secured Party, or all or any part thereof may be used for the purpose of repairing, replacing or restoring the Collateral. Notwithstanding the foregoing, if there is no default under the Loan, at the request of the Debtor, and upon the approval of Secured Party in its sole discretion, amounts received by Secured Party in payment of insurance losses or return of unearned premium shall be used for the purpose of repairing, replacing or restoring the Collateral. If Debtor fails to maintain satisfactory insurance, Secured Party shall have the option, but not the obligation, to obtain such insurance in such amounts as Secured Party deems necessary, and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.

(h)           Debtor represents and warrants to Secured Party that all financial statements, income tax returns and credit information delivered by Debtor to Secured Party accurately reflect the financial condition and operations of Debtor at the times and for the periods therein stated. So long as this Agreement is in force and effect, Debtor agrees to deliver to Secured Party within one hundred twenty (120) calendar days after the end of each of Debtor's fiscal years, a complete and accurate copy of the consolidated audited financial statements (with notes) of Debtor prepared by an independent certified public accountant acceptable to Secured party ("CPA"), including statements of cash flow, and a balance sheet and statement of income, together with all schedules, all prepared in accordance with generally accepted accounting principles ("GAAP"). Debtor shall provide Secured Party with a copy of its federal income tax return within fifteen (15) days of filing (including all schedules and extensions). Debtor shall also provide internally prepared condensed monthly statements without notes but otherwise meeting all the requirements of the annual statements no later than thirty (30) days after each month end and internally prepared condensed quarterly financial statements with partial notes (which are included included in the Form 10-Q) but otherwise meeting all the requirements of the annual statements no later than forty five (45) days after the end of each fiscal quarter end or such other date as requested by Seemed Party for statements other than the quarterly statements, acceptable to Security Party and its accountants as well as financial statements at such other times as requested by Security Party.

(i)           Secured Party shall not be deemed to have waived any of its rights in any Collateral unless such waiver is in writing and signed by an authorized representative of Secured Party. No delay or omission by Secured Party in exercising any of Secured Party's rights shall operate as a waiver thereof or of any other rights. Secured Party shall have, in addition to all other rights and remedies provided by this Agreement or applicable law, the rights and remedies of a secured party under the Uniform Commercial Code.

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(j)          Debtor will maintain the Collateral in good condition and repair, reasonable wear and tear excepted, and will pay promptly all taxes, levies, and encumbrances and all repair, maintenance and preservation costs pertaining to the Collateral. If Debtor fails to make such payments, Secured Party shall have the option, but not the obligation, to pay the same and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party. Debtor will at any time and from time to time, upon request of Secured Party, give any representative of Secured Party access during normal business hours to inspect the Collateral or the books and records thereof.

(k)          Debtor agrees to pay to Secured Party on demand all expenses, including reasonable attorney fees and expenses, incurred by Secured Party in protecting or enforcing its rights in the Collateral or otherwise under this Agreement. After deducting all said expenses, the remainder of any proceeds of sale or other disposition of the Collateral shall be applied to the indebtedness due Secured Party in such order of preference as Secured Party shall determine.

(1)          Debtor hereby agrees to faithfully preserve and protect Secured Party's security interest in the Collateral at all times, and further agrees to execute and deliver, from time to time, any and all further, or other, documents, instruments, continuation statements and perform or refrain from performing such acts, as Secured Party may reasonably request to effect the purposes of this Agreement and to secure to Secured Party the benefits of all the rights, authorities and remedies conferred upon Secured Party by the terms of this Agreement. Debtor shall permit, or cause to be permitted, at Debtor's expense, representatives of Secured Party to inspect and make copies of the books and records of Debtor relating to the Collateral at any reasonable time or times upon prior notice.

4.            Loan Disbursements. Disbursements under the Note shall be made directly by the Secured Party to Debtor upon no less than seven (7) business days of written request from Debtor to Secured Party. All disbursements hereunder shall be for the purpose of providing funding for a mutually agreeable written plan between the Secured Party and the Debtor for marketing and advertising of the Debtor's and/or its wholly-owned subsidiaries' products which may include reimbursement to the Debtor for marketing and advertising expenses prepaid by the Debtor.

5.           Defaults. The occurrence of any of the following events shall constitute a default hereunder:

(a)          the Debtor shall default in the payment of principal of or interest on the Note or any other obligation to Secured Party as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, or the Debtor shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under the Note, this Loan Agreement or any other agreement or document secured hereby or any other encumbrance or agreement securing the Note which remains uncured for ten (10) Business Days after the delivery to the Debtor of written notice that the Debtor is in default hereunder or thereunder;

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(b)          The breach of or failure to perform promptly any obligation or covenant set forth in this Agreement, the Note or any other agreement secured hereby or securing the Note unless otherwise approved in advance by Secured Party.

(c)          The suspension of business, insolvency, failure generally to pay debts as they became due, or the commission of any act constituting or resulting in a business failure, in each case on the part of the business of Debtor; the concealment or removal of any substantial portion of Debtor's property with the intent to hinder, delay or defraud any one or more creditors, or the making of any other transfer which is fraudulent or otherwise voidable under the Bankruptcy Code or other applicable federal or state law; the existence or creation of any lien, including without limitation any tax or judgment lien, upon the Collateral or any substantial part of Debtor's property; an assignment for the benefit of creditors; the commencement of any proceedings by or against Debtor (under the Bankruptcy Code or otherwise) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for Debtor or for the Collateral or a substantial part of the property of Debtor; or the institution by Debtor or any other person or entity of any liquidation, dissolution or reorganization proceedings with respect to Debtor;

(d)          The failure to effectively and promptly discharge, stay or indemnify against, to Secured Party's satisfaction, any lien or attachment against any of Debtor's property or the Collateral;

(e)          Any representation or warranty contained herein or in any other document delivered by or on behalf of Debtor to Secured Party shall be false or misleading when made;

(f)           If Secured Party, in good faith, believes the prospect of payment secured by this Agreement is impaired, or believes that any of the Collateral is in danger of loss, misuse, seizure or confiscation;

(g)          The occurrence of any of the following without the Secured Party's written consent, which consent shall be in Secured Party's sole discretion: the transfer of any of the Debtor's assets not in the ordinary course of business; the merger or consolidation of Debtor with another company or entity; the change of the Debtor's name; the liquidation of Debtor.

6.           Remedies.

(a) Upon the occurrence of any default under this Agreement, Secured Party is authorized in its discretion to declare any or all of the indebtedness to be immediately due and payable without demand or notice to Debtor, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, including without limitation the Uniform Commercial Code, such rights and remedies to include without limitation the right to take possession and sell, lease or otherwise dispose of the Collateral. If reasonable notice of any disposition of Collateral or other enforcement is required, such requirement will be met if such notice is mailed, postage pre-paid, to the address of Debtor shown below Debtor's signature on this Agreement at least fifteen (15) days prior to the time of disposition or other enforcement. Debtor agrees that upon demand by Secured Party after default, Debtor will promptly assemble the Collateral and make the Collateral available to Secured Party at a place convenient to Secured Party.

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(b) Debtor agrees that all of the Collateral and all of the other security which may be granted to Secured Party in connection with the obligations secured hereby constitute equal security for all of the obligations secured hereby, and agrees that Secured Party shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Secured Party shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Secured Party in dealing with the Collateral or such other security.

(c) Upon the occurrence of any default under this Agreement, Debtor hereby irrevocably constitute and appoints Secured Party (and any employee or agent of Secured Party) as Debtor's true and lawful attorney-in-fact with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, at Debtor's cost and expense, to exercise the following powers with respect to the Collateral:

(1)          To demand, sue for collection, receive, and give acquittance for any and all monies due or owing with respect to the Collateral;

(2)          To receive, take, endorse Debtor's name on, assign and deliver any checks, notes, drafts, documents or other instruments taken or received by Secured Party in connection with the Collateral;

(3)          To settle, compromise, prosecute, or defend any action or proceeding with respect to the Collateral;

(4)          To sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully as if Secured Party were the absolute Debtor thereof.

(5)          To sign Debtor's name to and file financing statements or such other documents and instruments as Secured Party may deem appropriate.

(6)          To take any and all action that Secured Party deems necessary or proper to preserve its interest in the Collateral, including without limitation, the payment of debts of Debtor that might impair the Collateral or Secured Party's security interest therein, the purchase of insurance on the Collateral, the repair or safeguard of the Collateral, or the payment of taxes thereon.

(7)          To notify account debtors of Secured Party's security interest in Debtor's accounts and to instruct them to make payment directly to Secured Party.

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(8)           To assume management (by Secured Party or by an affiliate of Secured Party) of the Debtor's business.

(d) Debtor agrees that the powers of attorney granted herein are coupled with an interest and shall be irrevocable until full, final and irrevocable payment and performance of the indebtedness secured hereby; and that neither Secured Party nor any officer, director, employee or agent of Secured Party shall be liable for any act or omission, or for any mistake or error of judgment, in connection with any such powers.

(e) Notwithstanding the foregoing, Secured Party shall be under no duty to exercise any such powers, or to collect any amount due on the Collateral, to realize on the Collateral, to keep the Collateral, to make any presentment, demand or notice of protest in connection with the Collateral, or to perform any other act relating to the enforcement, collection or protection of the Collateral.

(f) This Agreement shall not prejudice the right of Secured Party at its option to enforce the collection of any indebtedness secured hereby or any other instrument executed in connection with this transaction, by suit or in any other lawful manner. No right or remedy is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative to every other right or remedy herein or conferred in any other agreement or document for the benefit of Secured Party, or now or hereafter existing at law or in equity.

7.           Miscellaneous.

(a) This Agreement and the security interest in the Collateral created hereby shall terminate when the indebtedness has been fully, finally and irrevocably paid and all other obligations of Debtor to Secured Party have been performed in full. Prior to such termination, this shall be a continuing agreement.

(b) TIDS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE. DEBTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE FEDERAL COURTS LOCATED IN FLORIDA SO THAT SECURED PARTY MAY SUE DEBTOR IN FLORIDA TO ENFORCE THIS AGREEMENT. DEBTOR AGREES NOT TO CLAIM THAT FLORIDA IS AN INCONVENIENT PLACE FOR TRIAL. AT SECURED PARTY'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS AGREEMENT MAY BE IN PALM BEACH COUNTY, FLORIDA. DEBTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO DEBTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS AGREEMENT.

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(c) DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION (INCLUDING BUT NOT LIMITED TO) ANY CLAIMS, CROSS-CLAIMS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. DEBTOR ALSO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO ANY SPECIAL INCIDENTIAL OR CONSEQUENTIAL DAMAGES. DEBTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

(d) This Agreement shall inure to the benefit of Secured Party, its successors and assigns and to any other holder who derives from Secured Party title to or an interest in the indebtedness which this Agreement secures, and shall be binding upon Debtor, its successors and assigns.

(e) In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

(f) The Debtor agrees to cooperate promptly with the Secured Party and its agent in the correction or completion of the loan closing documents if deemed necessary or desirable by Secured Party. Debtor understands that this may include correction or execution of a new note and mortgage to reflect the agreed terms.

(g) Any provision to the contrary notwithstanding contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any secured indebtedness, neither Secured Party nor any other holder of the secured indebtedness shall be entitled to receive or collect, nor shall Debtor be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, may be charged to Debtor (herein the "Maximum Rate"), provided that the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Debtor from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument. The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Agreement, and each other instrument now or hereafter evidencing or relating to any secured indebtedness shall be held subject to reduction to the amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction.

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(h) All notices pursuant to this Security Agreement shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in writing, by certified or registered mail, return receipt requested by the party to which or whom notices are to be given. Notices shall be deemed to be given upon sender's obtaining a receipt (or refusal of receipt) from the U.S. Postal Service for such certified or registered mail delivery, upon personal delivery to an officer of the Debtor, or the day following prepaid delivery to a recognized overnight commercial carrier.

(i) The singular used herein shall include the plural.

G) If more than one party shall execute this Agreement as "Debtor", the term "Debtor" shall mean all such parties executing this Agreement, and all such parties shall be jointly and severally obligated hereunder.

(k) A photocopy or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement and may be filed as a financing statement in any government office.

[balance of this page left intentionally blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

Dated: July 12, 2010.

Signed sealed and delivered
in the presence of:	DEBTOR:

CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC.

By:
Name: Geary Cotton
Title: CFO

(Corporate Seal)

Address:	140 N.E. 4th Avenue, Suite C
Delray Beach, Florida 33483

STATE OF FLORIDA	)
ss:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _________________, 2010, by GEARY COTTON as CFO of CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. on behalf of the corporation. He is personally known to me or has produced a Florida driver's license as identification.

Notary Public, State of Florida
My Commission Expires: {Seal}

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SECURED PARTY:

CD FINANCIAL, LLC, a Florida limited liability company

By:
William H. Milmoe, Manager

Address: 3299 N.W. 2nd Avenue
Boca Raton, FL 33431

STATE OF FLORIDA	)
ss:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _________________, 2010, by WILLIAM H. MILMOE as Manager of CD FINANCIAL, LLC, a Florida limited liability company, on behalf of the company. He is personally known to me or has produced a Florida driver's license as identification.

Notary Public, State of Florida
My Commission Expires: {Seal}

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SCHEDULE 1

(Description of Personal Property)

This is Schedule 1 to the Security Agreement dated effective July         , 2010 between CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. (hereinafter called "Debtor") and CD FINANCIAL, LLC, a Florida limited liability company (hereinafter called "Secured Party").

A continuing security interest in all properties, assets and rights of the Debtor now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest, wherever located or situated (hereinafter, collectively called the "Collateral").

Without limitation of the foregoing, the Collateral includes the following:

(i)	all Accounts;
(ii)	all Chattel Paper;
(iii)	all Commercial Tort Claims;
(iv)	all Consignments;
(v)	all Contracts;
(vi)	all Copyrights;
(vii)	all Copyright Licenses;
(viii)	all Deposit Accounts;
(ix)	all Documents;
(x)	all Encumbrance(s);
(xi)	all Equipment;
(xii)	all Fixtures;
(xiii)	all Goods;
(xiv)	all General Intangibles;
(xv)	all Health-Care-Insurance Receivables;
(xvi)	all Instruments;
(xvii)	all Inventory;
(xviii)	all Investment Property;
(xix)	all Letter-of-Credit Rights;
(xx)	all Letters of Credit;
(xxi)	all Patents;
(xxii)	all Patent Licenses;
(xxiii)	all Payment Intangibles;
(xxiv)	all Promissory Note(s);
(xxv)	all Software;
(xxvi)	all Supporting Obligations;
(xxvii)	all Tangible Chattel Paper;
(xxviii)	all Trademarks;
(xxix)	all Trademark Licenses; and
(xxxii) to the extent not otherwise included, all Proceeds (including condemnation proceeds), all Accessions and additions thereto and all substitutions and replacements therefore and products of any and all of the foregoing.

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SCHEDULE 2

(Description of Real Property)

This is Schedule 2 to the Security Agreement dated effective July _____ , 2010 between CELSIUS HOLDINGS, INC., a Nevada corporation, authorized to do business in Florida as CELSIUS PRODUCTS HOLDINGS, INC. (hereinafter called "Debtor") and CD FINANCIAL, LLC, a Florida limited liability company (hereinafter called "Secured Party").

NONE

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EXECUTION COPY

AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Amendment to Loan and Security Agreement, dated April 16, 2015 (the “Amendment”), amends and modifies that certain Loan and Security Agreement, dated as July 12, 2010 (the “Loan Agreement”), between CELSIUS HOLDINGS, INC., a Nevada corporation authorized to do business as Celsius Products Holdings, Inc. (“Borrower”), and CD FINANCIAL, LLC, a Florida limited liability company (“the “Lender”).

Preliminary Statements

A.           Pursuant to the Loan Agreement, Borrower was authorized to borrow, on a non-revolving basis, up to $3,000,000 and in connection therewith entered in to a Promissory Note, of even date therewith (the “Original Note”).

B.           Subsequent to entering into the Loan Agreement and Original Note, Borrower and Lender entered into numerous amendments and restatements of the Original Note (collectively, the “Note”) increasing the principal amount available for borrowings under the Loan Agreement and Note to $9,800,000 and extending the Maturity Date to December 31, 2016.

C.           As of the date hereof, the principal amount of $8,800,000 is due and owing by Borrower to Lender under the Note.

D.           Pursuant to the Loan Agreement, amounts outstanding under the Loan Agreement and Note are secured by the grant by Borrower of a blanket lien and encumbrance on the Borrower’s assets.

E.           As a condition to the consummation of the sale by Borrower of up to $11,500,000 of equity securities pursuant to the terms and conditions of a Common Stock Purchase Agreement, dated as of the date hereof, among the Borrower and the various purchasers thereunder, the Borrower is required to cause the amendment of the Loan Agreement and Note for purposes of (i) permanently reducing the principal amount available for borrowing under the Loan Agreement and Note from $9,800,000 to $4,500,000 and (ii) extend the maturity date of Loan Agreement and Note to January 2, 2020.

F.           In order to accomplish the foregoing, Borrower and Lender have agreed that contemporaneously with the execution of this Amendment, Borrower shall pay Lender $300,000 and cause the conversion of $4,000,000 principal amount outstanding to be converted into shares of newly created Series D Convertible Preferred Stock of the Borrower (the “Series D Preferred Stock”), in accordance with the terms and conditions herein described.

G.           Other than as described in this Amendment, the terms and conditions of the Loan Agreement and Note shall remain in full force and effect.

H.           The Borrower and Lender desire to amend the Loan Agreement and Note in accordance with the foregoing.

Agreement

FOR AND IN CONSIDERATION of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Preliminary Statements.  The foregoing Preliminary Statements are confirmed by the parties as true and correct and are incorporated herein by reference.  The Preliminary Statements are a substantive part of this Amendment.

2.           Payments and Conversion; Reduction of Borrowing Cap.

a.            Contemporaneously with the execution of this Amendment,

i.            the Borrower shall pay Lender $300,000 to be applied to reduce the principal balance owed under the Note; and

ii.         the Lender shall convert $4,000,000 of the outstanding principal amount of the Note into 4,000 shares (the “Preferred Shares”) of the Borrower’s Series D Preferred Stock.  A copy of the Certificate of Designation with respect to the Series D Preferred Stock and a copy of the certificate representing the Preferred Shares are attached hereto as Exhibits A and B, respectively.   The foregoing conversion shall be deemed a payment by Borrower of $4,000,000 of the outstanding principal amount of the Note in full.

b.           Following the payment and conversion referred to in subsection (a) above, the maximum borrowing available to Borrower under the Loan Agreement will be permanently reduced to $4,500,000.

3.           Amended and Restated Promissory Note.  In connection with the payment and conversion described in Section 2 above, contemporaneously with the execution hereof, Borrower shall execute and deliver to Lender an Amended and Restated Promissory Note, a copy of which is attached hereto as Exhibit C (the “A&R Note”).  Pursuant to the A&R Note, the principal amount thereof plus accrued and unpaid interest thereon shall become due and payable on January 2, 2020 (the “Maturity Date”).  In no event shall the Borrower’s execution and delivery of the A&R Note constitute a repayment, satisfaction or novation of the Note.

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4.           No Waiver.  The execution, delivery and performance of this Amendment by the Lender and the acceptance by Lender of the performance of the Borrower under this Amendment (a) shall not constitute a waiver or release by Lender of any default that may now or hereafter exist under the Loan Agreement and Note (including the A&R Note), and (b) shall be without prejudice to, and is not a waiver or release of, Lender’s rights at any time in the future to exercise any and all rights conferred upon Lender by the Loan Agreement or otherwise at law or in equity, including, but not limited to, the right to institute foreclosure proceedings against any collateral and/or institute collection proceedings against the Borrower. The Borrower acknowledges and agrees that the amounts payable under the A&R Note are payable without defense, offset, withholding, counterclaim, or deduction of any kind. The Borrower hereby further acknowledges and agrees that:  (i) it does not have any claim or cause of action against the Lender in connection with the Note, the A&R Note, the Loan Agreement, this Amendment or otherwise, and (ii) the Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower that are required to have been performed on or prior to the date hereof.

5.           Conditions Precedent.  Lender’s willingness to enter into this Amendment, and the effectiveness hereof, is subject to following:

(a)          Borrower shall have delivered to Lender an executed copy of this Amendment;

(b)          Borrower shall have executed and delivered the A&R Note to Lender;

(c)          Borrower shall have delivered to Lender a certificate representing the Preferred Shares;

(d)          Borrower shall have delivered a copy of the resolutions authorizing the execution, delivery and performance of this Amendment;

(e)          The representations and warranties of the Borrower contained herein shall be true, correct and complete in all material respects; and

(f)           No default under the Loan Agreement and Note shall have occurred and be continuing.

6.           Acknowledgement of Security Interest.  Borrower acknowledges the validity of Lender’s security interest in the Collateral (as defined in the Loan Agreement) and acknowledges and agrees that the Collateral shall secure the indebtedness as evidenced by the A&R Note.

7.           Representations and Warranties.  In order to induce the Lender to execute, deliver and perform this Amendment, Borrower represents and warrants to the Lender as follows:

a.            Borrower is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

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b.           Borrower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment, and otherwise to carry out its obligations hereunder.  The execution and delivery of this Amendment by Borrower and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Borrower and no further action is required by Borrower.  This Amendment has been duly executed by Borrower and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

c.           The Preferred Shares are duly authorized, and when issued and paid for in accordance with the terms hereof, shall be duly and validly issued, fully paid and nonassessable, and free and clear of all liens, encumbrances and rights of first refusal of any kind.  Based in part upon the representations of Lender set forth in Section 8 below, the Preferred Shares will be issued in compliance with all applicable federal and state securities laws.

d.           The Borrower’s execution, delivery and performance of this Amendment and the consummation by Borrower of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of Borrower’s Articles of Incorporation or bylaws (each as amended through the date hereof); (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time, or both) of, any agreement, credit facility, indenture or instrument (evidencing an the Company debt or otherwise) to which Borrower is a party or by which any property or asset of Borrower is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Borrower is subject (including federal and state securities laws and regulations), or by which any property or asset of Borrower is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, reasonably be expected to result in a material adverse effect.

e.            Borrower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. or foreign federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by Borrower of this Amendment, other than filings which may be required under federal and state securities laws.

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8.           Representations and Warranties of the Lender.  The Lender hereby represents and warrants to Borrower as follows:

a.            Lender has all necessary power and authority (corporate or otherwise) to execute and deliver this Amendment and to carry out its provisions.  All action on Lender’s part required for the lawful execution and delivery of this Amendment has been taken.  Upon its execution and delivery, this Amendment will be a valid and binding obligation of Lender, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

b.            Lender is acquiring the Preferred Shares for the Lender’s own account.  Lender is acquiring the Preferred Shares for investment purposes only and not with a view to or for distributing or reselling the Preferred Shares or any part thereof or interest therein, without prejudice, however, to Lender’s right at all times to sell or otherwise dispose of all or any part of the Preferred Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and in compliance with applicable state securities laws or under an exemption from such registration.

c.            Lender is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

d.            Lender has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment.

e.            Lender is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment.

f.             Lender acknowledges that it has been afforded (i) the opportunity to ask such questions as Lender has deemed necessary of, and to receive answers from, representatives of Borrower concerning the terms and conditions of the issuance of the Preferred Shares and the merits and risks of investing in the Preferred Shares; (ii) access to information about Borrower and Borrower’s financial condition, results of operations, business, properties, management and prospects sufficient to enable Lender to evaluate the investment; and (iii) the opportunity to obtain such additional information that Borrower possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained herein.

g.            Lender understands and acknowledges that (i) the Preferred Shares are being issued to Lender without registration under the Securities Act and applicable state securities laws in a private placement that is exempt from the registration provisions of the Securities Act and applicable state securities laws; and (ii) the availability of such exemption depends in part on, and Borrower will rely upon the accuracy and truthfulness of, the foregoing Lender representations and Lender hereby consents to such reliance.

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h.            Lender understands that the certificates evidencing the Preferred Shares will bear the following or similar legends for as long as required by the Securities Act and applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.”

9.           Miscellaneous.

a.            In the event of any conflict or inconsistency between the terms of this Amendment and the Loan Agreement, this Amendment shall govern and prevail.

b.            This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives, and assigns.

c.            The headings of sections and paragraphs in this Amendment are for convenience of reference only and shall not in any way affect the interpretation or construction of this Amendment.

d.            THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT MAY CAUSE THE LAWS OF ANOTHER JURISDICTION TO APPLY, AND FEDERAL LAW, AS APPLICABLE.  THE PARTIES AGREE THAT VENUE OF ANY ACTION OR CLAIM SHALL BE IN ANY FEDERAL OR STATE COURT LOCATED IN PALM BEACH COUNTY, FLORIDA.

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e.            The representations and warranties of the parties in this Agreement shall survive the execution and delivery hereof.

f.             The terms and conditions set forth in this Amendment are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Amendment or any documentation prepared pursuant to or in connection with this Amendment shall not be construed against any of the parties because of draftsmanship.

g.            Time is of the essence of this Agreement.

h.            No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

10.          THIS AMENDMENT, THE A&R NOTE AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

11.          This Amendment may be executed in one or more counterparts (including by way of electronic transmission), each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

BORROWER:

CELSIUS HOLDINGS, INC.

By:
Name: Gerry David
Title: CEO

LENDER:

CD FINANCIAL, LLC

By:
Name: William H. Milmoe
Title: Manager

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